UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2016

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27488 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 1, 2016, Incyte Corporation (“Incyte”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on June 1, 2016, pursuant to the Share Purchase Agreement dated as of May 9, 2016, among Incyte, as guarantor, Incyte Europe S.à r.l. (“Incyte Europe”), a wholly-owned subsidiary of Incyte, as purchaser, ARIAD Pharmaceuticals (Cayman) L.P., as seller, and ARIAD Pharmaceuticals, Inc. (“ARIAD”), as guarantor, Incyte Europe completed the acquisition of all of the outstanding shares of ARIAD Pharmaceuticals (Luxembourg) S.à r.l. (“ARIAD Luxembourg”).  This Form 8-K/A amends the Original Form 8-K to include the financial statements of ARIAD Luxembourg and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01                   Financial Statements and Exhibits

(a)                                 Financial statements of businesses acquired.

The audited consolidated balance sheets of ARIAD Luxembourg as of December 31, 2014 and 2015 and the related consolidated statements of operations, comprehensive loss, stockholder’s deficit and cash flows for the years ended December 31, 2014 and 2015, together with the report thereon of Deloitte SA, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated balance sheets of ARIAD Luxembourg as of December 31, 2015 and March 31, 2016, and the related unaudited condensed consolidated statements of operations, comprehensive loss and cash flows for the three months ended March 31, 2015 and March 31, 2016, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)                                 Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Incyte as of March 31, 2016 and the related unaudited condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)                                 Exhibits.

23.1                        Consent of Deloitte S.A., Independent Auditors.

99.1                        Audited consolidated balance sheets of ARIAD Pharmaceuticals (Luxembourg) S.à r.l. as of December 31, 2014 and 2015 and the related consolidated statements of operations, comprehensive loss, stockholder’s deficit and cash flows for the years ended December 31, 2014 and 2015.

99.2                        Unaudited consolidated balance sheets of ARIAD Pharmaceuticals (Luxembourg) S.à r.l. as of December 31, 2015 and March 31, 2016, and the related unaudited condensed consolidated statements of operations, comprehensive loss and cash flows for the three months ended March 31, 2015 and March 31, 2016.

99.3                        Unaudited pro forma condensed combined financial information of Incyte Corporation as of March 31, 2016 and the related unaudited condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2016

INCYTE CORPORATION

	By:	/s/ David W. Gryska
David W. Gryska
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte S.A., Independent Auditors.

99.1

Audited consolidated balance sheets of ARIAD Pharmaceuticals (Luxembourg) S.à r.l. as of December 31, 2014 and 2015 and the related consolidated statements of operations, comprehensive loss, stockholder’s deficit and cash flows for the years ended December 31, 2014 and 2015.

99.2

Unaudited consolidated balance sheets of ARIAD Pharmaceuticals (Luxembourg) S.à r.l. as of December 31, 2015 and March 31, 2016, and the related unaudited condensed consolidated statements of operations, comprehensive loss and cash flows for the three months ended March 31, 2015 and March 31, 2016.

99.3

Unaudited pro forma condensed combined financial information of Incyte Corporation as of March 31, 2016 and the related unaudited condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015.